Rule 497(e)
File Nos. 333-189114 and 811-05817

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company

Supplement dated July 15, 2016
to the Prospectus dated April 22, 2016

This Supplement amends certain information contained in the Prospectus dated April 22, 2016.

Putnam Investments has announced that the merger of the Putnam VT Voyager Fund into the Putnam VT Growth Opportunities Fund, originally scheduled to occur on or about July 15, 2016, has been deferred until further notice.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated April 22, 2016.

Please read this Supplement carefully and retain it for future reference.